Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Enhanced Commodity Strategy Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2010.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Sonali Kapoor, Vice President. Portfolio Manager of the fund. Began managing the fund in 2015.

Please Retain This Supplement for Future Reference

April 29, 2016

PROSTKR-632